                                                                   EXHIBIT 99.1
                             Letter of Transmittal
                       to tender shares of common stock

                                      of

                              DELUXE CORPORATION

                 pursuant to the offering circular-prospectus
                             dated          , 2000

  THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK
   CITY TIME, ON             , 2000, UNLESS THE EXCHANGE OFFER IS EXTENDED.


                 The exchange agent for the exchange offer is

                       Wells Fargo Bank Minnesota, N.A.

            By Mail:                            By Hand:                         By Courier:

 Wells Fargo Shareowner Services    Wells Fargo Shareowner Services    Wells Fargo Shareowner Services
         P.O. Box 64858             c/o The Depository Trust Company      161 North Concord Exchange
     St. Paul, MN 55164-0858              Transfer Agent Drop              South St. Paul, MN 55075
 Attn: Reorganization Department        55 Water St., 1st Floor        Attn: Reorganization Department
                                           New York, NY 10041

                                       By Facsimile Transmission:

                                             (651) 450-4163
                                    (for eligible institutions only)

                                    Confirm Facsimile Transmission:

                                             (651) 450-4110

   DELIVERY OF THIS LETTER OF TRANSMITTAL TO THE EXCHANGE AGENT OTHER THAN AT THE ADDRESSES AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY OR TENDER.

   THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

   BY COMPLETING THE BOX BELOW, SIGNING THIS LETTER OF TRANSMITTAL AND MAKING THE DELIVERIES CONTEMPLATED HEREBY, YOU WILL HAVE TENDERED DELUXE SHARES DESCRIBED BELOW. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

Box #1

                     DESCRIPTION OF DELUXE SHARES TENDERED
-------------------------------------------------------------------------------

  Name(s) and
address(es) of
  registered
   holder(s)
 (Please fill
 in, if blank,
  exactly as
    name(s)
 appear(s) on
     share                      Deluxe shares tendered
certificate(s))       (Attach additional signed list if necessary)
---------------------------------------------------------------------
                                    Total number of
                                        shares
                                    represented by
                 Share certificate        share      Number of shares
                    number(s)*       certificate(s)*    tendered**
               ------------------------------------------------------

               ------------------------------------------------------

               ------------------------------------------------------

               ------------------------------------------------------

               ------------------------------------------------------

               ------------------------------------------------------
                   Total Shares

-------------------------------------------------------------------------------
 * Need not be completed with respect to uncertificated "book-entry" shares held by Deluxe's transfer agent (see below) or by book-entry holders.
 ** Unless otherwise indicated in this column, you will be deemed to have tendered all of the Deluxe shares represented by the certificate(s) indicated in the first column. See Instruction 2 below. IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN AND WISH TO TENDER HAVE
    BEEN LOST OR DESTROYED, MUTILATED OR STOLEN, SEE INSTRUCTION 6.

   YOU SHOULD READ THE ENTIRE LETTER OF TRANSMITTAL CAREFULLY. HOWEVER, YOUR ATTENTION IS INVITED IN PARTICULAR TO THE FOLLOWING:

   1. If you want to retain your Deluxe shares, you do not need to take any action.

   2. Shareholders who cannot deliver their stock certificates representing Deluxe shares to the exchange agent by the expiration date of the exchange offer may tender their Deluxe shares under the guaranteed delivery procedure set forth in the offering circular-prospectus under "Terms of the Exchange Offer--Guaranteed Delivery Procedure."

   YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE OFFERING CIRCULAR-PROSPECTUS OR THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE INFORMATION AGENT AT THE ADDRESS OR TOLL-FREE NUMBER INDICATED ON PAGE 18.

Ladies and Gentlemen:

   The undersigned acknowledges receipt of the offering circular-prospectus
dated           , 2000 (the "offering circular-prospectus"), of Deluxe
Corporation, a Minnesota corporation ("Deluxe"), and this letter of transmittal which together constitute Deluxe's offer (the "exchange offer") to
exchange            shares of common stock, par value $0.01 per share (the
"eFunds shares"), of eFunds Corporation, a Delaware corporation ("eFunds"), for each share of common stock, par value $1.00 per share (the "Deluxe shares"), of Deluxe that are validly tendered and not properly withdrawn by the expiration date of the exchange offer, upon the terms and subject to the conditions set forth herein and in the offering circular-prospectus, up to a
maximum of           Deluxe shares validly tendered and not properly
withdrawn. See "Summary," "The Exchange Offer" and "Terms of the Exchange Offer" in the offering circular-prospectus for additional information concerning the terms of the exchange offer. The undersigned hereby represents and warrants to Deluxe that the undersigned has read and agrees to all of the terms of the exchange offer.

   Upon the terms and subject to the conditions of the exchange offer, the undersigned hereby tenders to Deluxe the Deluxe shares described in Box #1 above. Subject to, and effective upon, the acceptance for exchange of such tendered Deluxe shares, the undersigned hereby sells, assigns and transfers to Deluxe, or upon Deluxe's order, all right, title and interest in and to such tendered Deluxe shares. The undersigned hereby irrevocably constitutes and appoints the exchange agent as his/her/its true and lawful agent and attorney-in-fact (with full knowledge that the exchange agent also acts as your agent) with respect to such tendered Deluxe shares accepted for exchange pursuant to the exchange offer, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) (i) to deliver the Deluxe shares tendered hereby or transfer ownership of such shares on the account books maintained by The Depository Trust Company (the "book-entry transfer facility"), together, in any such case, with all accompanying evidences of transfer and authenticity, to Deluxe or upon Deluxe's order, upon receipt by the exchange agent, as agent of the undersigned, of eFunds shares, to which the undersigned is entitled upon the acceptance for exchange by Deluxe of such tendered Deluxe shares; (ii) to present certificate(s) representing such tendered Deluxe shares for transfer on Deluxe's books; and
(iii) to receive all benefits and otherwise exercise all rights of beneficial ownership of such shares, all in accordance with the terms of the exchange offer.

   The undersigned understands that holders of Deluxe shares accepted for exchange will not receive any dividend payment in respect of dividends on such shares with a record date after the date the exchange offer is completed unless the exchange offer is extended to a date that is on or after the next dividend payment record date.

   The undersigned hereby represents and warrants to Deluxe that the undersigned has full power and authority to tender, sell, exchange, assign and transfer the Deluxe shares that the undersigned has tendered and that, when such shares are accepted by Deluxe for exchange pursuant to the exchange offer, Deluxe will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and that none of such Deluxe shares are subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the exchange agent or Deluxe to be necessary or desirable to complete the sale, assignment and transfer of the Deluxe shares that the undersigned has tendered.

   All authority conferred or agreed to be conferred in this letter of transmittal and all of the undersigned's obligations hereunder shall be binding upon the undersigned's successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives and shall not be affected by, and shall survive, the undersigned's death, incapacity, or, if appropriate, dissolution. This tender may be withdrawn only in accordance with the procedures set forth in the offering circular-prospectus under "Terms of the Exchange Offer--Withdrawal Rights" and the Instructions contained in this letter of transmittal.

   The undersigned understands that Deluxe may accept up to a maximum of
               Deluxe shares and will issue up to a maximum of 40,000,000 eFunds shares in the exchange offer. The undersigned understands that if more than such maximum number of Deluxe shares are validly tendered and not properly withdrawn, the exchange offer will be oversubscribed, and Deluxe shares validly tendered and not properly withdrawn will be subject to proration in accordance with the terms set forth in the offering circular-prospectus under "Terms of the Exchange Offer--Terms of the Exchange Offer," with the exception of certain odd lot tenders as described in the same section of the offering circular-prospectus. The undersigned understands that, upon acceptance by Deluxe of the Deluxe shares that the undersigned has tendered and not properly withdrawn, the undersigned will be deemed to have accepted the eFunds shares exchanged therefor and will be deemed to have relinquished all rights with respect to the accepted Deluxe shares.

   The undersigned recognizes that, under certain circumstances and subject to certain conditions to the exchange offer (which Deluxe may waive in its sole discretion) set forth in the offering circular-prospectus, Deluxe may not be required to accept for exchange any of the Deluxe shares that the undersigned has tendered (including any Deluxe shares tendered after the expiration date of the exchange offer). Deluxe shares delivered to the exchange agent and not accepted for exchange will be returned to the undersigned as promptly as practicable following expiration or termination of the exchange offer at the address set forth on the cover page of this letter of transmittal under "Description of Deluxe Shares Tendered" (Box #1), unless otherwise indicated under "Special Delivery Instructions" (Box #5) below.

   Unless otherwise indicated under "Special Issuance Instructions" (Box #4) below, please issue (i) the eFunds share certificate(s) to which the undersigned is entitled, (ii) if applicable, a check in lieu of a fractional share equal to such fraction multiplied by the average gross selling price per share, net of commissions, of eFunds shares obtained by the exchange agent upon the sale of all fractional shares on behalf of those tendering shareholders of Deluxe otherwise entitled to receive fractional shares (a "Fractional Share Check"), and (iii) if applicable, the certificate(s) representing any Deluxe shares not tendered by the undersigned or any Deluxe tendered shares that are not accepted for exchange, in each case in the name(s) of the registered holder(s) shown in Box #1 "Description of Deluxe Shares Tendered" (or, in the case of Deluxe shares tendered by book-entry transfer, please credit the account maintained at the book-entry transfer facility indicated above with (i) the eFunds shares to which the undersigned is entitled, (ii) if applicable, the cash amount otherwise payable in the form of a Fractional Share Check and (iii) if applicable, any Deluxe shares not tendered by the undersigned or any Deluxe shares tendered herewith and not accepted for exchange by Deluxe). Unless otherwise indicated under "Special Delivery Instructions" (Box #5) below, please send (i) the eFunds share certificate(s) to which the undersigned is entitled, (ii) if applicable, a Fractional Share Check, in each case issued in the name(s) of the registered holder(s) shown in Box #1 "Description of Deluxe Shares Tendered", and (iii) if applicable, the certificate(s) representing any Deluxe shares not tendered by the undersigned or any shares tendered herewith and not accepted for exchange by Deluxe (and accompanying documents, as appropriate), in each case to the address(es) of the registered holder(s) shown in Box #1 "Description of Deluxe Shares Tendered". The undersigned recognizes that Deluxe has no obligation pursuant to the "Special Issuance Instructions" to transfer any Deluxe shares from the name of the registered holder(s) hereof if Deluxe does not accept for exchange such shares. If Boxes #4 and #5 entitled "Special Issuance Instructions" and "Special Delivery Instructions" are both completed, please issue (i) the eFunds share certificate(s) to which the undersigned is entitled, (ii) if applicable, a Fractional Share Check, and (iii) if applicable, the certificate(s) representing any Deluxe shares not tendered by the undersigned or any tendered shares that are not accepted for exchange, in each case in the name(s) of, and send such certificate(s) and check (and accompanying documents, as appropriate) to, the person(s) so indicated (or, in the case of Deluxe shares tendered by book-entry transfer, please credit the account maintained at the book-entry transfer facility indicated above with
(i) the eFunds shares to which the undersigned is entitled, (ii) if applicable, the cash amount otherwise payable in the form of a Fractional Share Check and (iii) if applicable, any Deluxe shares not tendered by the undersigned or any Deluxe shares tendered herewith and not accepted for exchange by Deluxe). The undersigned understands that Deluxe has no obligation pursuant to the "Special Issuance Instructions" to transfer any Deluxe shares from the name(s) of the registered holder(s) thereof if Deluxe does not accept for exchange any of the Deluxe shares so tendered. The undersigned also acknowledges and agrees that Deluxe and the exchange agent may in appropriate circumstances defer effecting such transfers and may retain such eFunds shares until satisfactory evidence of payment of transfer taxes payable on account of such transfer by the undersigned, or exemption therefrom, is submitted to Deluxe.

   The undersigned understands that the delivery and surrender of the Deluxe shares that the undersigned has tendered is not effective, and the risk of loss of the Deluxe shares (including Deluxe shares tendered herewith) does not pass to the exchange agent, until receipt by the exchange agent of this letter of transmittal, or a manually signed facsimile hereof, duly completed and signed, or with respect to shares held in "street name" an agent's message (as defined in the offering circular-prospectus under "Terms of the Exchange Offer--Procedures for Tendering Deluxe Shares") in connection with a book-entry transfer of Deluxe shares, together with all accompanying evidences of authority in form satisfactory to Deluxe and any other required documents. All questions as to the form of documents (including notices of withdrawal) and the validity, form, eligibility (including time of receipt) and acceptance for exchange of any tender of Deluxe shares will be determined by Deluxe in its sole discretion and such determination shall be final and binding upon all tendering shareholders.

   The undersigned understands that a tender of Deluxe shares made pursuant to any method of delivery set forth in the offering circular-prospectus and this letter of transmittal (including the instructions hereto) and Deluxe's acceptance for exchange of such shares pursuant to the procedures described in the offering circular-prospectus under "Terms of the Exchange Offer-- Procedures for Tendering Deluxe Shares" will constitute a binding agreement between the undersigned and Deluxe upon the terms and subject to the conditions of the exchange offer, including the undersigned's representation that (i) the undersigned owns the Deluxe shares being tendered within the meaning of Rule 14e-4 promulgated under the Exchange Act and (ii) the tender of such Deluxe shares complies with Rule 14e-4.

                                ---------------

                 PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL
                    CAREFULLY BEFORE CHECKING ANY BOX BELOW

   This letter of transmittal is to be used by tendering Deluxe shareholders if either (i) your Deluxe shares are uncertificated "book-entry" shares held by Deluxe's transfer agent, (ii) the certificate(s) representing Deluxe shares are to be forwarded herewith or, unless an agent's message is utilized, if tenders are to be made by book-entry transfer to the account maintained by the exchange agent at the book-entry transfer facility or (iii) guaranteed delivery procedures are being used, according to the procedures set forth in the offering circular-prospectus under "Terms of the Exchange Offer-- Guaranteed Delivery Procedure." Delivery of documents to the book-entry transfer facility in accordance with its procedures does not constitute delivery to the exchange agent as required by the exchange offer.

   Participants in Deluxe's Employee Stock Purchase Plan who are eligible to tender Deluxe shares in the exchange offer, as explained in the offering circular-prospectus under "Terms of the Exchange Offer--Terms of the Exchange Offer," may use this letter of transmittal to tender Deluxe shares held under the Plan.


                                   ODD LOTS
Box #2


 [_] CHECK HERE IF, AS OF     , 2000, YOU OWN BENEFICIALLY AN AGGREGATE OF LESS
     THAN 100 DELUXE SHARES AND ARE TENDERING ALL SUCH SHARES. PLEASE REFER TO INSTRUCTION 1 AND INSTRUCTION 8.

Box #3

         THE FOLLOWING MUST BE COMPLETED BY ALL TENDERING SHAREHOLDERS.

 [_]CHECK HERE IF THE CERTIFICATE(S) REPRESENTING TENDERED DELUXE SHARES ARE
    ENCLOSED HEREWITH.

 [_]CHECK HERE IF YOUR TENDERED DELUXE SHARES ARE UNCERTIFICATED "BOOK-ENTRY"
    SHARES AND ARE HELD BY DELUXE'S TRANSFER AGENT.

 [_]CHECK HERE IF THE CERTIFICATE(S) REPRESENTING DELUXE SHARES WHICH YOU
    WISH DELUXE TO TENDER IN THE EXCHANGE OFFER HAVE BEEN LOST, MUTILATED, DESTROYED OR STOLEN. PLEASE REFER TO INSTRUCTION 6.

 [_]CHECK HERE IF TENDERED DELUXE SHARES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of tendering institution: _______________________________________________

Account number at book-entry transfer facility: ______________________________

Transaction code number: _____________________________________________________

 [_]CHECK HERE IF THE CERTIFICATE(S) REPRESENTING TENDERED DELUXE SHARES ARE
    BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (See Instruction
    1):

Name(s) of registered holder(s): _____________________________________________

Date of execution of notice of guaranteed delivery: __________________________

Window ticket no. (if any): __________________________________________________

Name of institution that guaranteed delivery: ________________________________

If delivered by book-entry transfer, account number at book-entry transfer facility: ____________________________________________________________________

______________________________________________________________________________

Transaction code number: _____________________________________________________

Box #4                                   Box #5


  THE FOLLOWING MUST BE COMPLETED BY       THE FOLLOWING MUST BE COMPLETED BY
   TENDERING SHAREHOLDERS WHO HAVE          TENDERING SHAREHOLDERS WHO HAVE
    SPECIAL ISSUANCE INSTRUCTIONS.           SPECIAL DELIVERY INSTRUCTIONS.




    SPECIAL ISSUANCE INSTRUCTIONS            SPECIAL DELIVERY INSTRUCTIONS
      (See Instructions 3 and 4)               (See Instructions 3 and 4)


   To be completed ONLY if Deluxe            To be completed ONLY if Deluxe
 shares not tendered or any Deluxe        shares not tendered or any Deluxe
 shares not accepted for exchange,        shares not accepted for exchange,
 eFunds share certificate(s) and/or       eFunds share certificate(s) and/or
 any Fractional Share Check issued        any Fractional Share Check issued
 in connection with the acceptance        in connection therewith are to be
 of Deluxe shares tendered hereby         sent to someone other than the
 are to be issued in the name of          undersigned, or to the undersigned
 someone other than the undersigned.      at an address other than that shown
                                          in the box entitled "Description of
                                          Deluxe Shares Tendered" on the
                                          cover page of this letter of
                                          transmittal.

 Issue: (check appropriate box(es)):

    [_] eFunds share certificate(s) to:


    [_] Fractional Share Check to:        Mail: (check appropriate box(es)):


    [_] Deluxe share certificate(s) to:       [_] eFunds share certificate(s)
                                          to:


 Name(s): ___________________________
           (Please print)                     [_] Fractional Share Check to:

 ____________________________________         [_] Deluxe share certificate(s)
           (Please print)                 to:



 Address: ___________________________
                                          Name(s): ___________________________

 ____________________________________               (Please print)

                       (Zip code)
                                          ____________________________________

                                                    (Please print)


 Taxpayer identification or
 social security number: ____________     Address: ___________________________



                                          ____________________________________
                                                                  (Zip code)

Box #6

        THE FOLLOWING MUST BE COMPLETED BY ALL TENDERING SHAREHOLDERS.


                     IMPORTANT--PLEASE SIGN AND DATE HERE
 (Please also complete substitute Form W-9 below if you are a U.S. shareholder or the substitute
               Form W-8 below if you are a non-U.S. shareholder)
                          (See Instructions 1 and 3)

    The undersigned hereby tenders the Deluxe shares described above in "Description of Deluxe Shares Tendered" (Box #1), upon the terms and subject to the conditions of the exchange offer.

 _________________________________________________________________________

--*
 _________________________________________________________________________
                        Signature(s) of shareholder(s)

--*
 Dated:                    , 2000

    This letter of transmittal must be signed by the registered holder(s) as the name(s) appear(s) on the Deluxe share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

 Name(s): ________________________________________________________________

 _________________________________________________________________________
                                (Please print)

 Capacity: _______________________________________________________________

 Address: ________________________________________________________________

 _________________________________________________________________________
                                                           (Zip code)

 Area code and telephone number: _________________________________________


Tendering shareholders must complete a substitute Form W-9 below if the tendering shareholder is a U.S. person or a substitute Form W-8 below if the tendering shareholder is a non-U.S. person. See Instruction 11.

Box #7

                  THE FOLLOWING MUST BE COMPLETED BY TENDERING
               SHAREHOLDERS WHO ARE REQUIRED TO PROVIDE SIGNATURE
                     GUARANTEES. (See Instructions 1 and 3)


                              SIGNATURE GUARANTEE

                     FOR USE BY ELIGIBLE INSTITUTIONS ONLY.
                   PLACE MEDALLION GUARANTEE IN SPACE BELOW.

 Signature(s) guaranteed by an eligible institution: ________________________
                                                      (Authorized signature)

 Name: ______________________________________________________________________
                                (Please print)

 Title: _____________________________________________________________________

 Name of firm: ______________________________________________________________

 Address: ___________________________________________________________________

 ____________________________________________________________________________
                                                              (Zip code)

 Area code and telephone number: ____________________________________________

 Date:                           , 2000

Box #8

 THE FOLLOWING MUST BE COMPLETED ONLY IF A SOLICITING DEALER FEE IS TO BE PAID
              IN CONNECTION WITH THIS TENDER. (See Instruction 9)


                          NOTICE OF SOLICITED TENDERS

 [_] BY CHECKING THIS BOX, I REPRESENT THAT MY TENDER WAS AFFIRMATIVELY
     SOLICITED BY THE SOLICITING DEALER LISTED BELOW:

 Name of firm: ______________________________________________________________
                                (Please print)

 Name of individual broker or financial consultant: _________________________

 Identification number (if known): __________________________________________

 Address: ___________________________________________________________________

 ____________________________________________________________________________
                                                                   (Zip code)

                                 INSTRUCTIONS

THESE INSTRUCTIONS FORM PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

   1. Delivery of this letter of transmittal and Deluxe share certificate(s)

   This letter of transmittal is to be completed by shareholders if either (i) your Deluxe shares are uncertificated "book-entry" shares held by Deluxe's transfer agent or (ii) the certificate(s) representing Deluxe shares tendered herewith are to be forwarded herewith or, unless an agent's message is utilized, if tenders are to be made pursuant to the procedures for book-entry transfer set forth in the offering circular-prospectus under "Terms of the Exchange Offer--Procedures for Tendering Deluxe Shares" or (iii) the Deluxe shares will be tendered pursuant to the guaranteed delivery procedures set forth in the offering circular-prospectus under "Terms of the Exchange Offer-- Guaranteed Delivery Procedure." The certificate(s) representing Deluxe shares tendered herewith, or if your Deluxe shares are held in "street name"confirmation of any book-entry transfer into the exchange agent's account at the book-entry transfer facility of Deluxe shares tendered electronically, as well as a properly completed and duly executed copy of this letter of transmittal or a manually signed facsimile hereof, and any other documents required by this letter of transmittal, must be received by the exchange agent at one of its addresses set forth herein prior to the expiration date of the exchange offer. THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE CERTIFICATE(S) REPRESENTING DELUXE SHARES TENDERED HEREWITH AND ANY OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER, BUT, EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. IF CERTIFICATE(S) REPRESENTING DELUXE SHARES TENDERED HEREWITH ARE SENT BY MAIL IT IS RECOMMENDED THAT TENDERING SHAREHOLDERS USE REGISTERED MAIL, RETURN RECEIPT REQUESTED AND ALLOW SUFFICIENT TIME TO ENSURE TIMELY RECEIPT.

   DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

   No alternative, conditional or contingent tenders will be accepted for exchange in the exchange offer. All tendering shareholders, by execution of this letter of transmittal or a manually signed facsimile hereof, waive any right to receive any notice of the acceptance of their Deluxe shares for exchange.

   Holders whose stock certificate(s) representing Deluxe shares are not immediately available or who cannot complete the procedure for delivery by book-entry transfer on a timely basis, with respect to Deluxe shares held in "street name" or who cannot deliver their certificate(s) and all other required documents to the exchange agent prior to the expiration date of the exchange offer may tender their Deluxe shares pursuant to the guaranteed delivery procedure set forth in the offering circular-prospectus under "Terms of the Exchange Offer--Guaranteed Delivery Procedure." Pursuant to such procedure: (i) such tender must be made by or through a participant in the Security Transfer Agents Medallion Program or the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (an "eligible institution"); (ii) prior to the expiration date, the exchange agent must have received from such eligible institution a properly completed and duly executed notice of guaranteed delivery substantially in the form provided by Deluxe setting forth the name and address of the holder and the number of Deluxe shares tendered, stating that the tender is being made thereby and guaranteeing that, within three business days after the date of the notice of guaranteed delivery, the certificate(s) representing the Deluxe shares accompanied by all other documents required by this letter of transmittal will be deposited by the eligible institution with the exchange agent or the tendered Deluxe shares will be transferred to the exchange agent's account at the book-entry transfer facility; and (iii) the certificate(s) representing the Deluxe shares tendered herewith (or a confirmation of a book-entry transfer of such Deluxe shares into the exchange agent's account at the book-entry transfer facility as described above), together with a properly completed and duly executed letter of transmittal (or a manually signed facsimile hereof) and any required signature guarantees, or an agent's message in connection with a book-entry transfer, and any other documents required hereby, must be received by the exchange agent within three business days after the date of the notice of guaranteed delivery, all as provided in the offering circular-prospectus under "Terms of the Exchange Offer--Guaranteed Delivery Procedure."

   2. Partial Tenders (Not Applicable to Shareholders who Tender by Book-Entry Transfer); Withdrawals

   If less than all the Deluxe shares evidenced by any certificate(s) are to be tendered, the tendering holder should fill in the number of shares to be tendered in the appropriate places in "Description of Deluxe Shares Tendered" (Box #1) with respect to the Deluxe shares being tendered. A reissued certificate representing the number of Deluxe shares not tendered will be issued in the name of, and sent to, such registered holder, unless otherwise indicated under "Special Issuance Instructions" (Box #4) or "Special Delivery Instructions" (Box #5) above, as soon as practicable after the expiration date of the exchange offer. THE ENTIRE NUMBER OF DELUXE SHARES REPRESENTED BY ANY CERTIFICATE(S) DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

   Any tendering holder of Deluxe shares may withdraw the Deluxe shares tendered hereby at any time prior to the expiration date, and may also withdraw such tender after the expiration of 40 business days from the commencement of the exchange offer, unless theretofore accepted for exchange as provided in the offering circular-prospectus under "Terms of the Exchange Offer--Withdrawal Rights."

   To be effective, a written, telegraphic or facsimile transmission notice of withdrawal must be timely received by the exchange agent at one of its addresses set forth above and the holder of Deluxe shares tendered must comply with the requirements set forth in the offering circular-prospectus under "Terms of the Exchange Offer--Withdrawal Rights." Withdrawals may not be rescinded, and Deluxe shares withdrawn will thereafter be deemed not validly tendered for purposes of the exchange offer. However, withdrawn Deluxe shares may be retendered by again following one of the procedures described in the offering circular-prospectus under the caption "Terms of the Exchange Offer-- Procedures for Tendering Deluxe Shares" or "--Special Procedures for Participants in the Employee Stock Purchase Plan" at any time prior to the expiration date.

   3. Signatures on this letter of transmittal; Stock Powers and Endorsements; Medallion Guarantee of Signatures

   If this letter of transmittal is signed by the registered holder(s) of the Deluxe shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) representing the Deluxe shares or in the case of uncertificated "book-entry" shares, the signature(s) must correspond exactly with the name(s) of the registered holder as reflected in the records of Deluxe's transfer agent, without alteration, enlargement or any other change whatsoever.

   If any of the Deluxe shares tendered hereby are registered in the name of two or more joint owners, all such owners must sign this letter of transmittal.

   If any tendered Deluxe shares are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate copies of this letter of transmittal as there are different registrations of certificates.

   If this letter of transmittal is signed by the registered holder(s) of the Deluxe shares listed and tendered hereby, no endorsements of certificates or separate stock powers are required, unless eFunds share certificate(s) are to be issued, or certificate(s) for any untendered Deluxe shares or for any Deluxe shares not accepted for exchange are to be reissued, in the name of a person other than the registered holder(s). In those cases, the stock certificate(s) evidencing the Deluxe shares tendered hereby must be endorsed or accompanied by appropriate stock power(s), in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on such stock certificate(s). Signatures on such stock certificate(s) and stock power(s) must be medallion guaranteed by an eligible institution. Notary publics cannot execute acceptable guarantees of signature.

   If this letter of transmittal is signed by a person other than the registered holder(s) of the Deluxe shares listed and tendered hereby, the certificate(s) representing such Deluxe shares must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such certificate(s), and such signatures must be medallion guaranteed by an eligible institution. Notary publics cannot execute acceptable guarantees of signature.

   If this letter of transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of a corporation or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Deluxe of their authority so to act must be submitted.

   Signatures on this letter of transmittal must be medallion guaranteed by an eligible institution unless the Deluxe shares are tendered: (i) by a registered holder of such Deluxe shares (which term, for purposes of this letter of transmittal, shall include any participant in the book-entry transfer facility whose name appears on a security position listing as the owner of Deluxe shares) who has not completed the box entitled "Special Issuance Instructions" (Box #4) or "Special Delivery Instructions" (Box #5) of this letter of transmittal; or (ii) for the account of an eligible institution. If a medallion guarantee is required, a notary public cannot execute an acceptable guarantee of signatures.

   4. Special Issuance and Delivery Instructions

   Tendering holders should indicate in the box entitled "Special Issuance Instructions" (Box #4) or "Special Delivery Instructions" (Box #5), as applicable, the name and address to which eFunds share certificate(s), a Fractional Share Check, if any, and/or substitute certificate(s) for Deluxe shares not tendered or any Deluxe shares not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this letter of transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated.

   5. Stock Transfer Taxes

   Except as otherwise provided in this Instruction 5, Deluxe will pay all stock transfer taxes, if any, payable on the transfer to it of Deluxe shares and the transfer to tendering shareholders of eFunds shares pursuant to the exchange offer. However, the tendering shareholders of Deluxe shares must pay the amount of all stock transfer taxes, if any, whether imposed on the registered owner or another party, payable on account of the transfer to that party if the tendered certificates are registered in the name of any party other than the party signing this letter of transmittal or eFunds shares to be received in the exchange offer are registered in the name of any party other than the registered holder of Deluxe shares tendered for those eFunds shares. Tendering shareholders acknowledge and agree that Deluxe and the exchange agent may, in appropriate circumstances, defer effecting such transfers and may retain such eFunds shares until satisfactory evidence of payment of transfer taxes payable on account of such transfer by a tendering shareholder, or exemption therefrom, is submitted to Deluxe and the exchange agent.

   6. Mutilated, Lost, Stolen or Destroyed Deluxe Share Certificates

   Any holder whose stock certificate(s) representing Deluxe shares has been mutilated, destroyed, lost or stolen should promptly contact the exchange agent at the address indicated above for further instructions. If any certificate representing Deluxe shares has been mutilated, destroyed, lost or stolen, the shareholder must (i) furnish to the exchange agent evidence, satisfactory to it in its discretion, of the ownership of and the mutilation, destruction, loss or theft of such certificate, (ii) furnish to the exchange agent indemnity, satisfactory to it and Deluxe in their discretion, and (iii) comply with such other reasonable conditions as the exchange agent may prescribe.

   7. Questions and Requests for Assistance or Additional Copies

   Questions relating to the procedure for tendering, as well as requests for assistance or additional copies of the offering circular-prospectus, this letter of transmittal or the notice of guaranteed delivery, may be directed to the information agent at the address indicated below. Additional copies of the offering circular-prospectus, this letter of transmittal or the notice of guaranteed delivery may also be obtained from the information agent.

   8. Proration; Odd Lots

   As described in the offering circular-prospectus, if the conditions to the exchange offer are satisfied or waived and the exchange offer is oversubscribed, Deluxe shares validly tendered and not properly withdrawn on or prior to the expiration date will be accepted for exchange on a pro rata basis, except for tenders by holders of less than 100 Deluxe shares who tender all of their shares and do not properly withdraw them. Accordingly, if the exchange offer is completed, holders of less than 100 Deluxe shares of record
as of      , 2000, or an odd lot, who validly tendered and do not properly withdraw such Deluxe shares will have all of their Deluxe shares accepted by Deluxe for exchange and will not be subject to proration. After the exchange of any such odd lots, the remaining Deluxe shares which were validly tendered and not properly withdrawn will, in the event the exchange offer is oversubscribed and completed, be accepted for exchange on a pro rata basis.

   If you owned of record less than 100 Deluxe shares as of      , 2000 and
you are tendering all of your Deluxe shares you should check Box #2.

   9. Solicited Tenders

   Deluxe will pay a solicitation fee of $    per share, up to a maximum of
1,000 shares per tendering shareholder, for each Deluxe share tendered and accepted for exchange pursuant to the exchange offer, if the soliciting dealer has affirmatively solicited the tender and Box #8 is checked and completed giving details of the name of (i) any broker or dealer in securities which is a member of any national securities exchange in the United States or of the National Association of Securities Dealers, Inc. or (ii) any bank or trust company located in the United States. However, no solicitation fee shall be payable (i) in connection with a tender of Deluxe shares by a shareholder (x) tendering more than 1,000 shares of Deluxe shares or (y) tendering from a country outside of the United States or (ii) to the dealer manager. In addition, soliciting dealers are not entitled to a fee with respect to Deluxe shares beneficially owned by such soliciting dealer or with respect to any shares that are registered in their name, unless they hold such shares as nominee and tender them for the benefit of beneficial holders identified in this letter of transmittal. No such fee shall be payable to a soliciting dealer if such soliciting dealer is required for any reason to transfer the amount of such fee to a tendering holder (other than itself). No broker, dealer, bank, trust company or fiduciary shall be deemed to be the agent of Deluxe, eFunds, the exchange agent, the information agent or the dealer manager for purposes of the exchange offer.

   In order for a soliciting dealer to receive a solicitation fee with respect to the tender of Deluxe shares, the exchange agent must have received a properly completed and duly executed letter of transmittal (including a completed box entitled "Notice of Solicited Tenders" (Box #8)).

   The acceptance of compensation by the soliciting dealer listed in "Notice of Solicited Tenders" (Box #8) will constitute a representation by such soliciting dealer that: (i) it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder, in connection with such solicitation; (ii) it is entitled to such compensation for such solicitation under the terms and conditions of the offering circular-prospectus and this letter of transmittal, and (iii) in soliciting tenders of Deluxe shares, it has used no soliciting materials other than those furnished by Deluxe.

   10. Waiver of Conditions

   Deluxe reserves the right to waive, in whole or in part at any time and from time to time, any of the specified conditions to the exchange offer.

   11. Important Tax Information; Substitute Forms W-9 and W-8

   a. U.S. shareholders--Substitute Form W-9

   For purposes of the following discussion, the term "U.S. shareholder" refers generally to a shareholder that is a U.S. citizen or a resident alien individual, a domestic corporation, a domestic partnership, a domestic trust or a domestic estate. A "non-U.S. shareholder" is a shareholder who is not a U.S. shareholder.

   U.S. federal income tax law requires that a U.S. shareholder whose tendered Deluxe shares are accepted for exchange must provide the exchange agent (as payor) with his or her correct taxpayer identification number ("TIN") on Substitute Form W-9 below. In the case of a holder who is an individual, the TIN is his or her social security number. If the exchange agent is not provided with the correct TIN or an adequate basis for exemption, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the "IRS") in addition to backup withholding in an amount equal to 31% of the cash proceeds received in lieu of fractional eFunds shares resulting from the exchange offer if such amount equals or exceeds $20.

   Exempt holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

   To prevent backup withholding, each tendering U.S. holder must provide his or her correct TIN by completing the "Substitute Form W-9" set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the IRS that he or she is subject to backup withholding as a result of the failure to report all interest or dividends or (iii) the IRS has notified the holder that he or she is no longer subject to backup withholding. If the certificate(s) representing Deluxe shares are in more than one name or are not in the name of the actual owner, consult the enclosed guidelines regarding which TIN to report. If you do not have a TIN, consult the enclosed guidelines for instructions on how to apply for a TIN, write "applied for" in Part I of the Substitute Form W-9, and complete the Certification of Awaiting Taxpayer Identification Number in order to avoid backup withholding. Notwithstanding that you write "applied for" in Part I of the Substitute Form W-9 and complete the Certification of Awaiting Taxpayer Identification Number, the exchange agent will withhold 31% of all reportable payments made prior to the time a properly certified TIN is provided to the exchange agent. If the TIN is provided within 60 days, such amount will be refunded.

   If backup withholding applies, the exchange agent is required to withhold 31% of any such cash payments made in lieu of fractional eFunds shares to the shareholder or other payee if such amount equals or exceeds $20. Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

   Holders of Deluxe shares who acquired their Deluxe shares at different times may have different tax bases in their Deluxe shares, and should consult with their tax advisors as to the possibility of identifying the specific Deluxe shares surrendered in the exchange offer in order to establish the basis of the eFunds shares issued in exchange for Deluxe shares surrendered.

   b. Non-U.S. Shareholders--Substitute Form W-8

   All tendering non-U.S. shareholders must complete, sign and return the Substitute Form W-8 below. A tendering non-U.S. shareholder who does not complete, sign and return the Substitute Form W-8 below will be subject to U.S. federal backup withholding equal to 31% of the cash payments equal to or in excess of $20 made in lieu of fractional e-Funds shares pursuant to the exchange offer. Backup withholding is not an additional tax; any amounts so withheld may be credited against the U.S. federal income tax liability of the shareholder subject to backup withholding.

                  FOR ADDITIONAL INFORMATION CONTACT YOUR TAX
                  CONSULTANT OR THE INTERNAL REVENUE SERVICE

      THE FOLLOWING MUST BE COMPLETED BY ALL TENDERING U.S. SHAREHOLDERS.
                             (See Instruction 11a)

                                 PAYOR'S NAME:


                        Part I--PLEASE PROVIDE YOUR
                        TIN IN THE BOX AT RIGHT AND   ----------------------
                        CERTIFY BY SIGNING AND       Social Security Number or
                        DATING BELOW.
 SUBSTITUTE
 Form W-9                                             Employer Identification
 Department of                                        Number (if awaiting TIN
 the Treasury                                           write "Applied For")
 Internal              --------------------------------------------------------
 Revenue                Part II--For Payees exempt from backup withholding,
 Service                see the attached Guidelines for Certification of
                        Taxpayer Identification Number on Substitute Form
                        W-9 and complete as instructed therein.
                       --------------------------------------------------------
                        Certification--Under penalties of perjury, I certify that:


 Payor's Request        (1) The number shown on this form is my correct
 for Taxpayer               Taxpayer Identification Number (or a Taxpayer
 Identification             Identification Number has not been issued to me)
 Number ("TIN")             and either (a) I have mailed or delivered an
                            application to receive a Taxpayer Identification
                            Number to the appropriate Internal Revenue
                            Service ("IRS") or Social Security
                            Administration office or (b) I intend to mail or deliver an application in the near future. (I understand that if I do not provide a Taxpayer
                            Identification Number to the Depositary, 31% of all reportable payments made to me will be withheld, but will be refunded if I provided a certified Taxpayer Identification Number within
                            60 days); and

                        (2) I am not subject to backup withholding either
                            because I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

                        CERTIFICATION INSTRUCTIONS--You must cross out item
                           (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)
                        SIGNATURE ______________________  DATE: ____________



NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY
     IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

   YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING A TAXPAYER
                             IDENTIFICATION NUMBER.


            CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalty of perjury that a taxpayer identification number has not been issued to me, and either that (i) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (ii) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a taxpayer identification number within sixty (60) days.

 SIGNATURE ____________________________  DATE: ____________________________

     THE FOLLOWING MUST BE COMPLETED BY ALL TENDERING NON-U.S. SHAREHOLDERS
                             (See Instruction 11b)

SUBSTITUTE
Form W-8                 Certificate of Foreign Status
--------------------------------------------------------------------------------

  Name of owner (if joint account, also give joint owner's name)
                                                         U.S. taxpayer
                                                         Identification number
                                                         (if any)
  ----------------------------------------------------------------------------
  Permanent Address (Include apt. or suite no.)
  (If you are an individual, provide the address of your permanent residence. If you are a partnership or corporation, provide the address of your principal office. If you are an estate or trust, provide the permanent address or principal office of any fiduciary.)

  ----------------------------------------------------------------------------
  City, province or state, postal code and country

  ----------------------------------------------------------------------------
  Current Mailing Address, if different from permanent address (Include apt. or suite no., or P.O. box if mail is not delivered to street address.)

  ----------------------------------------------------------------------------
  City, town or post office, state, and ZIP code (if foreign address, enter city, province or state, postal code and country.)

--------------------------------------------------------------------------------
Certification. -- Under penalties of perjury, I certify that I am an exempt foreign person, for backup withholding purposes, under the U.S. Federal income tax laws, because:

1. I am a nonresident alien individual or a foreign corporation, partnership, estate or trust,

2. If an individual, I have not been, and do not plan to be, present in the United States for a total of 183 days or more during the calendar year, and

3. I am neither engaged, nor plan to be engaged during the year, in a U.S. trade or business that has effectively connected gains from transactions with a broker or barter exchange.


--------------------------------------------------------------------------------
Signature                                                Date

--------------------------------------------------------------------------------

                The information agent for the exchange offer is:

                               Morrow & Co., Inc.
                           455 Park Avenue, 5th Floor
                               New York, NY 10022

                          Call Collect: (212) 754-8000

             Banks and Brokerage Firms, please call: (800) 662-5200

                                       or
                    Shareholders please call: (800) 566-9061

                 The dealer manager for the exchange offer is:

                                LEHMAN BROTHERS